UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2018

PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0618660 (I.R.S. Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046
(Address of principal executive offices) (Zip code)
(281) 406-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2018, the Board of Directors (the “Board”) of Parker Drilling Company (the “Company”) adopted the 2018 Annual Incentive Cash Compensation Plan (the “Plan”), effective as of July 1, 2018. Awards under the Plan are intended to be made in lieu of cash-based and equity-based awards under the Company’s existing incentive compensation plan and long-term incentive plan.

The Plan will be administered by the Compensation Committee of the Board (the “Committee”). Subject to the conditions of the Plan, each participant in the Plan (each, a “Participant”) is eligible to earn a cash incentive bonus, measured on a quarterly basis and cumulatively from July 1, 2018 to the extent an applicable performance goal has been attained. Performance goals will be measured by the Company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) as determined in accordance with past practice and as may be adjusted by the Committee from time-to-time to adjust for extraordinary or one-time events that were not taken into account in setting the EBITDA performance. Promptly after the end of each quarter, the Committee will certify the degree to which the applicable performance goals have been achieved or exceeded in such quarter, and the amount, if any, payable to each Participant.

Subject to the conditions of the Plan, each Participant’s cumulative incentive bonus may be up to 150% of such Participant’s cumulative target bonus. The quarterly target bonus of each of the Company’s Named Executive Officers is as follows:

Name of Participant	Quarterly Target Bonus
Gary G. Rich	$734,500
Michael W. Sumruld	$243,750
Jon-Al Duplantier	$260,000
Bryan R. Collins	$204,750

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Form 8‑K and incorporated herein by reference.

Based on the implementation of the Plan, the Board terminated the Company’s existing incentive compensation plan effective June 30, 2018. Given anticipated achievement of EBITDA and Days Sales Outstanding (“DSO”) goals for the first half of 2018 under the incentive compensation plan, the Board approved the payment of pro-rated incentive compensation thereunder at target levels to each of the Company’s Named Executive Officers as follows:

Name of Participant	First Half 2018 Target Bonus
Gary G. Rich	$325,000
Michael W. Sumruld	$140,625
Jon-Al Duplantier	$150,000
Bryan R. Collins	$118,125

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Parker Drilling Company 2018 Annual Incentive Cash Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: June 26, 2018	By:	/s/ Jennifer F. Simons
Jennifer F. Simons
Vice President, General Counsel and Secretary